UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest event reported):
October 11, 2011

              THE MARCUS CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-12604	39-1139844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  100 East Wisconsin Avenue, Suite 1900, Milwaukee, Wisconsin 53202-4125
(Address of principal executive offices, including zip code)

           (414) 905-1000
(Registrant’s telephone number, including area code)

           Not Applicable
(Former name or former address, if changed since last report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           The Marcus Corporation (“Company”) held its 2011 Annual Meeting of Shareholders on October 11, 2011 (“Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved the amendment and restatement of the Company’s 2004 Equity Incentive Plan (as so amended and restated, the “Amended Plan”).  The Amended Plan increases the number of shares of the Company’s Common Stock available for issuance thereunder by 1.5 million shares.  In addition, the Amended Plan is renamed “The Marcus Corporation 2004 Equity and Incentive Awards Plan” to reflect the addition of non-equity incentive awards available under the Amended Plan.

The Company cannot currently determine the benefits, if any, to be paid under the Amended Plan in the future to the officers of the Company, including the Company’s named executive officers.

The Amended Plan is described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on September 2, 2011. The description of the Amended Plan set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item5.07.	Submission of Matters to a Vote of Security Holders.

As described above, the Company held the Annual Meeting on October 11, 2011. Set forth below is information regarding the results of the matters voted on by shareholders at the Annual Meeting.

(i)           Elect ten directors to serve until their successors are elected and qualified:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes

Stephen H. Marcus	102,384,092.324	2,649,647.514	1,839,405.000
Gregory S. Marcus	102,389,781.324	2,643,958.514	1,839,405.000
Diane Marcus Gershowitz	102,385,784.324	2,647,955.514	1,839,405.000
Daniel F. McKeithan, Jr.	102,145,473.324	2,888,266.514	1,839,405.000
Allan H. Selig	100,134,396.284	4,899,343.554	1,839,405.000
Timothy E. Hoeksema	102,146,764.243	2,886,975.595	1,839,405.000
Bruce J. Olson	102,390,035.938	2,643,703.900	1,839,405.000
Philip L. Milstein	102,145,810.324	2,887,929.514	1,839,405.000
Bronson J. Haase	101,538,444.324	3,495,295.514	1,839,405.000
James D. Ericson	103,077,774.324	1,955,965.514	1,839,405.000

(ii)           Advisory vote on the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes

103,718,273.982	372,780.520	942,685.336	1,839,405.000

(iii)           Advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes

102,379,897.329	35,935.046	1,669,909.249	947,998.214	1,839,405.000

In consideration of the advisory vote by the Company’s shareholders, the Board of Directors of the Company has determined that the Company will hold an advisory vote on the compensation of its named executive officers every year until the next required vote by shareholders on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

(iv)           Approve the amendment and restatement of the Company’s 2004 Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes

103,607,488.408	1,406,611.184	19,640.246	1,839,405.000

(v)           Ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2012:

Votes For	Votes Against	Abstentions

106,834,045.192	22,547.991	16,551.655

Item9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(10.1)
The Marcus Corporation 2004 Equity and Incentive Awards Plan. [Incorporated by reference to Attachment A to the Company’s definitive proxy statement on Schedule 14A for The Marcus Corporation Annual Meeting of Shareholders held on October 11, 2011.]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION

Date: October 12, 2011	By:	/s/ Douglas A. Neis
Douglas A. Neis
Chief Financial Officer and Treasurer

THE MARCUS CORPORATION
Exhibit Index to Current Report on Form 8-K

Exhibit
Number
(10.1)
The Marcus Corporation 2004 Equity and Incentive Awards Plan. [Incorporated by reference to Attachment A to the Company’s definitive proxy statement on Schedule 14A for The Marcus Corporation Annual Meeting of Shareholders held on October 11, 2011.]